UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 27, 2016

Pfenex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36540	27-1356759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10790 Roselle Street

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 352-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 27, 2016, Pfenex Inc. (the “Company”) and Jazz Pharmaceuticals Ireland Limited (“Jazz”) entered into a License and Option Agreement (the “Collaboration Agreement”) pursuant to which the Company and Jazz will collaboratively develop certain hematology products (the “Initial Products”), and Jazz will have the exclusive right to manufacture and commercialize such products throughout the world. In addition, pursuant to the Collaboration Agreement, the Company has granted Jazz certain other rights to negotiate the exclusive right to develop, manufacture and commercialize throughout the world other hematology products (each, an “Other Product”) that are currently or in the future may be developed by the Company, including PF690 (pegaspargase), a biosimilar candidate to the reference product Oncaspar.

In consideration for the exclusive licenses and other rights contained in the Collaboration Agreement, the Company will receive upfront and option payments totaling $15 million and may be eligible to receive additional payments of up to $166 million based on the achievement of certain development, regulatory, and sales-related milestones, including up to $41 million for certain non-sales-related milestones. The Company may also be eligible to receive tiered royalties on worldwide sales of any products resulting from the collaboration. The financial terms for development and commercialization of the Other Products will be negotiated by the parties in good faith in the event that Jazz exercises its rights, subject to an expedited dispute resolution process in certain circumstances if the parties are unable to reach agreement.

The Company and Jazz will establish a joint development committee and joint management team, each with an equal number of representatives, to review and oversee the collaboration. Each party has ultimate decision making authority with respect to a specified limited set of issues, and all other matters must be resolved by consensus. Otherwise, in the event of failure to reach consensus or certain disputes, the Collaboration Agreement provides for an expedited dispute resolution process, except for disputes concerning patents and trademarks, which instead must be submitted to a court of competent jurisdiction.

The Company and Jazz will each be responsible for its costs and expenses incurred in performing its activities in connection with the development of the Initial Products, except that Jazz will be responsible for certain third party costs that may be incurred by the Company in connection with such development and Jazz will be responsible for certain internal expenses incurred by the Company in connection with the development of one of the Initial Products. Jazz will be responsible for all expenses relating to the commercialization and regulatory approval for the Initial Products. In addition, the Company will be responsible for its costs and expenses incurred in developing the Other Products prior to such time as Jazz may exercise its rights, provided that the Company may with respect to certain Other Products elect to contribute a specified portion of the costs and expenses incurred in developing such Other Product if Jazz exercises its rights.

Unless terminated earlier, the Collaboration Agreement will continue on a product-by-product basis for so long as such product continues to be developed or commercialized under the Collaboration Agreement. The Collaboration Agreement provides for termination and the effects thereof.

The foregoing summary of the Collaboration Agreement does not purport to be complete and is qualified in its entirety by reference to the Collaboration Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

Item 7.01.	Regulation FD Disclosure.

On July 28, 2016, the Company issued a press release announcing it entered into the Collaboration Agreement. A copy of the press release announcing the Collaboration Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report. This Current Report shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

Item 8.01.	Other Events.

The description of the Collaboration Agreement in Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Pfenex’s expectations, strategy, plans or intentions. Forward-looking statements in this communication include, but are not limited to, statements regarding the future potential of the hematology product candidates, including future plans to develop, manufacture and commercialize these product candidates; the potential to receive future milestone and royalty payments under Pfenex’s agreements with Jazz Pharmaceuticals; and the belief that these product candidates may lead to therapeutic options for patients with hematological malignancies. Actual results may differ materially from those indicated by these forward-looking statements as a result of the uncertainties inherent in the clinical drug development process, including, without limitation, challenges in successfully demonstrating the efficacy and safety of product candidates; the pre-clinical and clinical results for product candidates, which may not support further development of product candidates or may require additional clinical trials or modifications of ongoing clinical trials or regulatory pathways; challenges related to commencement, patient enrollment, completion, and analysis of clinical trials; Pfenex’s ability to obtain additional funding to support its business activities and establish and maintain strategic business alliances and new business initiatives; Pfenex’s dependence on third parties for development, manufacture, marketing, sales and distribution of products; unexpected expenditures; and difficulties in obtaining and maintaining intellectual property protection for product candidates. Information on these and additional risks, uncertainties, and other information affecting Pfenex’s business and operating results is contained in Pfenex’s Annual Report on Form 10-K for the year ended December 31, 2015, Pfenex’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, and in Pfenex’s subsequent reports filed with the Securities and Exchange Commission. The forward-looking statements in this communication are based on information available to Pfenex as of the date hereof, and Pfenex disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFENEX INC.

Date: July 28, 2016	By:	/s/ Paul Wagner
Paul Wagner Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 28, 2016.